EXHIBIT 10.4

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°10

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 1/6

AMENDMENT N°10 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°10 (the “Amendment N°10”) dated 14 June 2020 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.

On 03 March 2015, the Buyer and the Seller entered into a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.	On 31 May 2016, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement with reference CLC-CT1614983 whereby the Buyer [*].

C.

On 19 June 2017, the Buyer and the Seller entered into Amendment N°2 to the Purchase Agreement with reference CLC-CT1702508 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

D.	On 02 October 2017, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement with reference CLC-CT1705177 in order to [*].

E.

On 27 December 2017, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement with reference CLC-CT1709653 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

F.	On 31 December 2018, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement with reference CLC-CT1709653 in order [*].

G.	On 27 February 2019, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement with reference CLC-CT1901550 in order to [*].

H.	On 08 August 2019, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement with reference CT1902127 in order to [*].

I.	On 18 October 2019, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement with reference CT1905423 in order to [*].

J.	On 20 December 2019, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement with reference CT1909530 in order to [*].

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 2/6

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

K.	The Parties now wish to enter into this Amendment N°10 in order to, among other things, [*], pursuant to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°10. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 3/6

1	[*]

2	[*]

3[*]

4	INCONSISTENCY AND CONFIDENTIALITY

4.1

In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°10, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2

This Amendment N°10 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3

This Amendment N°10 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5	COUNTERPARTS

This Amendment N°10 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6	LAW AND JURISDICTION

This Amendment N°10 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°10 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 4/6

IN WITNESS WHEREOF this Amendment N°10 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 5/6

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month	Aircraft Type
[*]	[*]	[*]-18	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]-23	[*]

Amendment Nº10 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2001904	Page 6/6

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

June 14th, 2020

Subject  : SPECIFIC TERMS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°10 dated even date herewith (the “Amendment”) to the A330neo Purchase Agreement dated as of March 03, 2015 (the “Agreement”) [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2001904	Page 1/3

LETTER AGREEMENT N° 1

1[*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3	LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2001904	Page 2/3

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°1
Ref. CLC – CT2001904	Page 3/3

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

June 14th, 2020

Subject  : SPECIFIC SUPPORT PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°10 dated even date herewith (the “Amendment”) to the A330neo Purchase Agreement dated as of March 03, 2015 (the “Agreement”) [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°2
Ref. CLC – CT2001904	Page 1/3

LETTER AGREEMENT N° 2

1.1	[*]

1.2[*]

1.3[*]

1.4 [*]

1.5[*]

1.6	[*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3	LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°2
Ref. CLC – CT2001904	Page 2/3

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº10 to the ALC A330-900neo Purchase Agreement – Letter Agreement N°2
Ref. CLC – CT2001904	Page 3/3